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                                                                 EXHIBIT 23(a)


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our reports dated November 14, 1997 (except for with respect to the matters discussed in Notes 6 and 11 as to which the date is December 29, 1997) included or incorporated by reference in this Form 10-K into the Company's previously filed Registration Statement File No. 33-36812 on Form S-8.

                                                            Arthur Andersen LLP


Boston, Massachusetts
December 29, 1997